Exhibit 99.1

AMENDMENT

AMENDMENT, dated as of June 3, 2008 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of December 23, 2005 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among CHURCH & DWIGHT CO., INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and NATIONAL CITY BANK, each as a documentation agent (in such capacity, the “Documentation Agents”), CITICORP NORTH AMERICA, INC., as syndication agent (in such capacity, the “Syndication Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, in connection with the Coty Acquisition (as defined below), the Borrower intends to borrow Additional Tranche A Term Loans of up to $250,000,000 (the “2008 Additional Tranche A Term Loans”) as contemplated by Section 2.23 of the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Section 1.1.  (a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

The defined term “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the comma after the word “Margin” in clause (ix) of such definition and replacing such comma with the parenthetical “(A)” and (ii) adding the following words after the word “calculations” in clause (ix) of such definition:

and (B) for any fiscal quarter including or following the Coty Acquisition and until June 30, 2009, pro forma synergies realized by June 30, 2009 by the Borrower as a result of the Coty Acquisition so long as such synergies are factually supportable and are certified by the chief financial officer with summary supporting calculations

(b) “Coty Acquisition”:  the acquisition of the OTC pharmaceutical business of Coty, Inc.

(c)           The defined term “L/C Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$50,000,000” and replacing such amount with the amount “$25,000,000”.

(d)           The defined term “Revolving Termination Date” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “May 28, 2009” and replacing such words with “August 31, 2012”.

SECTION 3. Amendment to the Preamble.  The parties hereto acknowledge and agree that under the Credit Agreement (i) Citicorp North America, Inc. shall be a Documentation Agent and shall not be the Syndication Agent and (ii) Bank of America, N.A. shall be the Syndication Agent and shall not be a Documentation Agent.

SECTION 4. Amendment to Section 2.11. Section 2.11(a) of the Credit Agreement is hereby amended by deleting the words “Section 7.2(g) and”.

SECTION 5. Amendment to Section 2.23.  (a) Section 2.23(a) of the Credit Agreement is hereby amended by (i) deleting the amount “$500,000,000” and replacing such amount with the amount “$750,000,000” and (ii) replacing the parenthetical after the amount “$750,000,000”  with the following parenthetical:

(including the 2006 Additional Tranche A Term Loans, as defined in the Amendment dated as of August 17, 2006 to this Agreement and the 2008 Additional Tranche A Term Loans, as defined in the Amendment dated as of June 3, 2008)

(b) Section 2.23(a) of the Credit Agreement is hereby further amended by deleting the last sentence of Section 2.23(a) and replacing such sentence of such Section 2.23(a) with the following sentence:

The Additional Tranche A Term Loans (other than the 2006 Additional Tranche A Term Loans and the 2008 Additional Tranche A Term Loans) cannot (i) mature prior to the maturity of the 2006 Additional Tranche A Term Loans or the 2008 Additional Tranche A Term Loans the and (ii) the average life of the Additional Tranche A Term Loans (other than the 2006 Additional Tranche A Term Loans and the 2008 Additional Tranche A Term Loans) cannot be shorter than that of the 2006 Additional Tranche A Term Loans or the 2008 Additional Tranche A Term Loans.

SECTION 6. Amendment to Section 7.2(e).  Section 7.2(e) of the Credit Agreement is hereby amended by (i) adding the words “or any other fixed asset secured financing” after the word “Obligations” and (ii) deleting the amount “$10,000,000” and replacing such amount with the amount “$100,000,000”.

SECTION 7. Amendment to Section 7.2(g).  Section 7.2(g) of the Credit Agreement is hereby amended by deleting the words “, so long as the Net Cash Proceeds of any such receivables securitization shall be applied as set forth in Section 2.11(a)”.

SECTION 8. Amendment to Section 7.2(h).  Section 7.2(h)(A)(III) of the Credit Agreement is hereby amended by deleting the parenthetical following the words “Section 2.11(a)” and replacing such parenthetical with the following parenthetical:

(except that if after giving effect to such Indebtedness the Borrower is in pro forma compliance with Section 7.1 hereof, up to $400,000,000 of the Net Cash Proceeds of such unsecured notes, and if subordinated, all of the Net Cash Proceeds from such unsecured notes, shall not be subject to the mandatory prepayment requirements of Section 2.11(a); provided, that no scheduled principal payment shall be permitted on such unsecured or subordinated notes prior to August 31, 2012.)

SECTION 9. Amendment to Section 7.2(j).  Section 7.2(j) of the Credit Agreement is hereby amended by deleting the amount “$30,000,000” and replacing such amount with the amount “$50,000,000”.

SECTION 10. Amendment to Section 7.2(k).  Section 7.2(k) of the Credit Agreement is hereby amended by deleting the amount “$25,000,000” and replacing such amount with the amount “$50,000,000”.

SECTION 11. Amendment to Section 7.3(l).  Section 7.3(l) of the Credit Agreement is hereby amended by deleting the amount “$10,000,000” and replacing such amount with the amount “$25,000,000”.

SECTION 12. Amendment to Section 7.7.  Section 7.7 of the Credit Agreement is hereby amended by deleting the words “not exceeding $75,000,000 in any fiscal year” and replacing such words with “not exceeding $100,000,000 in 2008, $200,000,000 in 2009 and $100,000,000 in any fiscal year thereafter”.

SECTION 13. 2008 Additional Tranche A Term Loans.  The parties hereto acknowledge and agree that the terms of the 2008 Additional Tranche A Term Loans are as follows:

(a)           Maturity Date: August 31, 2012.

(b)           Repayment of 2008 Additional Tranche A Term Loans:  the 2008 Tranche A Term Loans shall mature in 17 consecutive quarterly installments as set forth below:

Installment	Principal Amount
September 30, 2008	$1,793,360
December 31, 2008	$2,676,660
March 31, 2009	$2,676,660
June 30, 2009	$2,676,660
September 30, 2009	$2,676,660
December 31, 2009	$6,250,000
March 31, 2010	$6,250,000
June 30, 2010	$6,250,000
September 30, 2010	$6,250,000
December 31, 2010	$15,625,000
March 31, 2011	$15,625,000
June 30, 2011	$15,625,000
September 30, 2011	$15,625,000
December 31, 2011	$37,500,000
March 31, 2012	$37,500,000
June 30, 2012	$37,500,000
August 31, 2012	$37,500,000

(c)           Interest: the Applicable Margin for the 2008 Additional Tranche A Term Loans shall be the same as the Applicable Margin for the Tranche A Term Loans and interest thereon shall be payable on the same basis; provided that until the first Adjustment Date after the Effective Date (as defined below), Level III (as set forth in the Pricing Grid) will apply.

(d)           Mandatory Prepayments: the 2008 Additional Tranche A Term Loans shall share ratably in all mandatory prepayments with all of the Tranche A Term Loans.

(e)           Other provisions of the Credit Agreement shall apply to the 2008 Additional Tranche A Term Loans to the same extent as they apply to the Tranche A Term Loans.

SECTION 14. Conditions to Effectiveness.  This Amendment shall become effective upon the date (the “Effective Date”) upon satisfaction of the following conditions precedent:

(a) each Loan Party shall have executed and delivered this Amendment;

(b) each existing Loan Party, other than the Borrower, shall have executed and delivered an Acknowledgment and Consent, in the form set forth at the end of this Amendment (such Acknowledgements and Consents, together with this Amendment, the “Amendment Documents”);

(c) the Administrative Agent shall have received written consents from the requisite Lenders under the Credit agreement to the execution of this Amendment; and

(d) the Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date.

Without prejudicing the remainder of the amendments hereunder, (i) the amendments to the definitions of “Consolidated EBITDA” and “Coty Acquisition” and the amendments set forth in Section 5 of this Amendment and the acknowledgment and agreement of terms set forth in Section 13 of this Amendment shall not become effective unless (A) the Coty Acquisition shall be consummated in accordance with its terms and with applicable law and no provision of the acquisition agreement and related documentation shall have been waived, amended, supplemented or otherwise modified in any respect materially adverse to the Borrower or the Lenders, (B) all government and material third party approvals necessary in connection with the Acquisition, the financing thereof and the continuing operations of the Borrower shall have been obtained on terms reasonably satisfactory to the Administrative Agent and (C) the 2008 Additional Tranche A Term Loans shall have been borrowed and all requirements relating thereto in Section 2.23 of the Credit Agreement shall have been fulfilled and (ii) the extension of the Revolving Termination Date shall only be effective with respect to any Revolving Lender upon receipt of written consent thereto by such Revolving Lender; on the Effective Date the Revolving Commitments set forth on Schedule 1.1A shall be deemed to be amended and restated to reflect the Revolving Commitments of each Revolving Lender, confirmed by the Revolving Lenders with the Administrative Agent, including the Revolving Commitments of any bank, financial institution or other entity which may elect to become a party to the Credit Agreement by executing an agreement substantially similar to a New Lender Supplement.  The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 15. Post-Effectiveness Covenants.  Not later than 30 days following the Effective Date,

(a) each new domestic Subsidiary of the Borrower resulting from the Coty Acquisition or formed in connection therewith that is required to become a Loan Party shall execute and deliver an Assumption Agreement to the Guarantee and Collateral Agreement and the Administrative Agent shall receive all documents, instruments and filings reasonably requested by the Administrative Agent and consistent with the existing Security Documents (the “Assumption Agreement Documents”) and

(b) the Administrative Agent shall receive (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement as a result of the Coty Acquisition, together with an undated stock power (or other equivalent document) for each such certificate executed in blank by a duly authorized officer of the pledgor thereof (limited in the case of foreign Subsidiaries to 65% of the Capital Stock of foreign Subsidiaries) and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement as a result of the Coty Acquisition, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

SECTION 16. Representations and Warranties.

(a) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, the representations and warranties of such entity made in the Loan Documents are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby. Except as could not reasonably be expected to have a Material Adverse Effect, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of the Loan Documents, as amended by the Amendment Documents.

(b) Each of the Loan Parties hereby represents and warrants that: as of the date hereof it has all necessary corporate power and authority to execute and deliver the Amendment Documents; the execution and delivery by such party of the Amendment Documents have been duly authorized by all necessary corporate action on its part; and the Amendment Documents have been duly executed and delivered by such party and constitute such party’s legal, valid and binding obligation, enforceable in accordance with its terms.

SECTION 17. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

SECTION 18. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 19. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHURCH & DWIGHT CO., INC.

By:	/s/ Matthew T. Farrell
Name: Matthew T. Farrell
Title: Executive Vice President Finance and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tony Yung
Name: Tony Yung
Title: Vice President

ANTARES FUNDING, L.P. as Lender

By:	The Bank of New York Trust Company, N.A., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999, as a Lender

By:	/s/ Leslie Hundley
Name:	Leslie Hundley
Title:	AVP

BANK OF AMERICA, N.A. as Lender

By:	/s/ Christian Barrow
Name:	Christian Barrow
Title:	Vice President

The Bank of Nova Scotia, as Lender

By:	/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director

Bank of Tokyo-Mitsubishi Trust Company, as Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Vice President

BMO Capital Market Financing, Inc, as Lender

By:	/s/ Stephen Maenhout
Name:	Stephen Maenhout
Title:	Vice President

BNP Paribas, as Lender

By:	/s/ Monique Vialatou
Name:	Monique Vialatou
Title:	Managing Director

By:	/s/ Angela Bentley-Arnold
Name:	Angela Bentley-Arnold
Title:	Director

Capital One Leverage Finance Corp. as Lender

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Vice President

Credit Industriel et Commercial, as Lender

By:	/s/ Brian O'Leary
Name:	Brian O'Leary
Title:	Managing Director

By:	/s/ Anthony Rock
Name:	Anthony Rock
Title:	Managing Director

DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, New York Branch, as Lender

By:	/s/ Richard W. Wilbert
Name:	Richard W. Wilbert
Title:	Vice President

By:	/s/ Oliver Hildenbrand
Name:	Oliver Hildenbrand
Title:	Senior Vice President

Erste Banke, as Lender

By:	/s/ Paul Judicke
Name:	Paul Judicke
Title:	Executive Director

By:	/s/ Bryan Lynch
Name:	Bryan Lynch
Title:	Managing Director

FIRSTRUST BANK as Lender

By:	/s/ Bryan T. Denney
Name:	Bryan T. Denney
Title:	Senior Vice President

ACKNOWLEDGMENT AND CONSENT

Reference is made to the Credit Agreement described in the foregoing Amendment (the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgement and Consent with the meanings given to such terms in the Credit Agreement). Each of the undersigned parties to the Guarantee and Collateral Agreement and/or one or more other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

GREENWOOD VILLAGE, INVESTMENTS, LLC,		CHURCH & DWIGHT VIRGINIA CO., as a Subsidiary Guarantor
as a Subsidiary Guarantor

By:	/s/ Andrew C. Forsell	By:	/s/ David J. Schuman
	Name: Andrew C. Forsell		Name: David J. Schuman
	Title: Secretary		Title: Secretary

C&D CHEMICAL PRODUCTS, INC.,		DEWITT INTERNATIONAL CORPORATION
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Matthew T. Farrell	By:	/s/ Matthew T. Farrell
	Name: Matthew T. Farrell		Name: Matthew T. Farrell
	Title: Vice President		Title: Vice President

ARMKEL DIAGNOSTICS LLC,		ARMKEL DROPS, LLC
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By: CHURCH & DWIGHT CO., INC.		By: CHURCH & DWIGHT CO., INC.
Title: Sole Member		Title: Sole Member

By:	/s/ Matthew T. Farrell	By:	/s/ Matthew T. Farrell
	Name: Matthew T. Farrell		Name: Matthew T. Farrell
	Title: Vice President		Title: Vice President

ARMKEL PRODUCTS, LLC		ARMKEL FINANCE, INC.
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By: CHURCH & DWIGHT CO., INC.		By:	/s/ Matthew T. Farrell
Title: Sole Member			Name: Matthew T. Farrell
Title: Vice President
By:	/s/ Matthew T. Farrell
Name: Matthew T. Farrell
Title: Vice President

ARMKEL CONDOMS, LLC		ARMKEL CRANBURY, LLC
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By: CHURCH & DWIGHT CO., INC.		By: CHURCH & DWIGHT CO., INC.
Title: Sole Member		Title: Sole Member

By:	/s/ Matthew T. Farrell	By:	/s/ Matthew T. Farrell
	Name: Matthew T. Farrell		Name: Matthew T. Farrell
	Title: Vice President		Title: Vice President

ARMKEL DENTURES, LLC		ARMKEL DELIPATORIES, LLC
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By: CHURCH & DWIGHT CO., INC.		By: CHURCH & DWIGHT CO., INC.
Title: Sole Member		Title: Sole Member

By:	/s/ Matthew T. Farrell	By:	/s/ Matthew T. Farrell
	Name: Matthew T. Farrell		Name: Matthew T. Farrell
	Title: Vice President		Title: Vice President